Assets Held for Sale	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Assets Held for Sale
Asset held for sale

On December 2, 2015, the Company signed an amendment with Jurong Shipyard ("Jurong") for the deferral of the delivery of the semi-submersible drilling unit, the West Rigel (the "Unit"). The deferral period lasts until June 2016, following completion of which, the Company and Jurong have agreed to form a Joint Asset Holding Company for joint ownership of the Unit, to be owned 23% by the Company and 77% by Jurong, in the event no employment is secured for the Unit and no alternative transaction is completed. Until the end of the deferral period, the Company will continue to market the unit for an acceptable drilling contract, and the Unit will remain at the Jurong Shipyard in Singapore. The Company and Jurong may also consider other commercial opportunities for the Unit during this period. However, based on current market conditions, management deems the most probable outcome to be that the Unit will be contributed to the Joint Asset Holding Company.

As a result, the Company has concluded that the West Rigel drilling unit should be classified as “Held for Sale” as at December 31, 2015. A loss has been recognized in the year of $82 million, which is the difference between the net book value of the unit of $210.4 million, compared to the expected recoverable value of the Company’s investment in the Joint Asset Holding Company of $128.4 million. The loss has been recognized in "Loss on disposal" in the Statement of Operations.

(In millions of US$)	December 31, 2015
West Rigel newbuild investment, classified as held for sale	210.4
Loss on disposal	(82.0)
Closing balance at the end of the period	128.4